聘 用 船 员 合 同

XMZLY2005-01

Seaman Engagement Contract

第一条 总则

Chapter one: General Rules

甲方：SOPHLEX SHIP MANAGEMENT CO,LTD； 乙方：厦门中联洋船员服务有限公司

根据甲方委托乙方在中国大陆招聘邮轮服务管理类人员的劳务事宜，双方本着平等互利的原则，通过友好协商，特签订本合同。

PartyA:SOPHLEX SHIP MANAGEMENT CO,LTD

PartyB:Xiamen Zhonglianyang seaman service co., Ltd

Party A consigns party B to employ seamen in China, who will work in B's ship hotel. The Parties sign this contract to guarantee both legal rights and benefits through friendly negotiation.

第二条 合同期限和人数

Chapter two: Deadline of contract and the number of seamen

1.本合同期限 叁 年，每位船员每次上船工作的时间为 十二 个月，可提前和延后一至二个月。船员聘用期限为船员从中国大陆出境之日起至入境之日止。

1.The deadline of this contract is 3 years, every seaman will work for the ship 12 months at a time, and A can extend or postpone the contract one or two months, the deadline can be calculated from the day seaman leaves China till the day he comes back.

2.本合同预定人数 100 名，乙方同意甲方根据实际需要分期分批派出，并可根据甲方船舶营运增加或减少聘用人数。

2.The contract fix 100 seamen in advance. B agrees A to dispatch seamen by stages and in groups according to practical situation. The number of the seaman can be increased or reduced according to the running of the ship.

第三条 船舶、船旗国、吨位、航区等

Chapter three: Ship, Ship flag, Tonnage, Navigation area etc.

1.甲方安排的船舶为经船级社检验合格具有适航性能的巴拿马籍邮轮，吨位：20000--30000吨。

1.The ship of A was a ship registered in Parama and was tested to adapt to navigate by ship's classification society. Gross Tonnage: 20000-30000 ton

2.船舶的航行区域为：墨西哥湾、加勒比海等，可以根据船东经营计划航行在世界各地。

2.Navigation area: the Gulf of Mexico, Caribbean sea etc, and the ship can run all over the world according to A's running plan.

第四条 船员的条件和要求

Chapter four: Conditions and Requirement of seamen

1.受聘船员为邮轮酒店类服务人员和管理人员（男/女），能适应海上工作，吃苦耐劳、服

从性强，并有酒店服务经历或经过专业技术培训合格者。

1.The employed seamen are ship hotel service personnel and management personnel who can adapt to work in ship. They have to obey the rules, work hard and have hotel work experience or have the Certificate of Professional Training for Seafarers.

2.受聘船员在外派前必须经过甲方的面试，面试合格者，根据 STCW78/95 公约要求，参加乙方组织的船员专业培训和客船特殊培训及甲乙双方联合组织的邮轮服务技能训练，经考试合格者。

2.The employed seamen must pass the interview of the ship owner. According to the requirement of STCW78/95 Convention, they must have the certificate of special training for seafarers and the certificate of professional training for seafarers and pass the Ship service skill training, which was organized by both parties.

3.受聘船员必须身体健康，经医院检查合格者符合酒店服务人员健康标准，上船时必须持有中华人民共和国出入境卫生检验检疫局颁发的《国际旅行健康证》。

3.The employed seamen must fit the health standard of hotel attendant through physical examination. Before on board, they must hold the certificate of "Health Examination For International Traveler" which was provided by Health Examination Office of the People's Republic of China.

4.乙方派遣的船员应在甲方指定的国家或地区的港口上下船。

4.The seamen dispatched by B shall be on board or leave ship in the country or area, which is A required.

5.乙方船员上船时，必须服从船上的管理，不服从者，甲方有权根据乙方船员在船的表现提前解约或终止合同。

5.When the employed seamen on board, they must obey the management of the ship. According to the seaman's behavior, A has the right to stop the contract in advance if he disobeys the rules.

第五条 船员工作时间，加班及伙食

Chapter five: Seaman's working hours, Overtime and Meal standard

1.船员正常在船工作时间为每星期一至星期六，每天工作 8 小时，除此之外为加班时间和星期天加班，加班工资按正常工作时间工资的 1.2 倍支付。但船舶进出港、旅客上下船不视为加班时间。

1.Normally, seaman's working hours is from Monday to Saturday, 8H/day, excess working hours are overtime, working day's and Sunday's overtime should be offered 1.2 times normal working hours salary by A. While the job during ship put in and leave port or passengers catch in and leave ship did not treated as overtime.

2.法定节日加班时，甲方按正常工作时间的 2 倍支付

2.Overtime on statutory holidays should be paid 2 times normal working hour's salary by A.

3.船员在船工作时间的伙食标准，按每员每日 4.5 美元

3.A seamen's meal standard during working on ship is USD4.50/day.

第六条 医疗及保险

Chapter six: Medical treatment and Insurance

1.乙方船员在船工作期间，甲方配备持有执业医师资格的医生免费为船员提供一般医疗服务，非一般疾病，由甲方安排船员到岸上医院治疗，费用由甲方负责；乙方船员因公伤经甲方安排治疗后，经当地公立医院证明仍无法继续在船工作的，甲方应将其送回国，并负担该船员从离船地至厦门口岸的全部差旅费及在国内治疗费用。

1.During seamen of B working in ship, the ship should be equipped with doctors who have Medical practitioner's credentials, and A should provide seaman with general medical service with no charge. In case seaman has abnormal disease on the ship, A should arrange him to have medical treatment on land and bear all the expense. If B's seamen encountered industrial accident and proved by local public hospital unfit for continuing the job on ship, A should arrange the seamen to repatriate, and bear the traveling expense from the ship to Xiamen port and all the medical treatment expense in China.

2.甲方负责向有声誉的船东互保协会(P&ICIUB)或保险公司为乙方船员投人身意外伤亡保险和医疗保险，投保总金额不少于 3 万美金，投保期为自乙方船员离境之日起至归国之日止.

2.A should buy the life insurance (accident and death) and the total insured value can not be less than 30,000USD from reputable P&I CLUB or insurance agent for seamen of B from the day they get on board till they back to their country.

3.若船员发生伤亡，甲方应按国际保赔协会规定办理，并负责联系索赔及善后处理事宜，全部赔偿费用归乙方船员所有。

3. When seamen encounter injury and death, A should process insurance claim according to the rules of P&ICLUB and all the insurance compensationbelongs to seaman of B.

第七条　船员的安排、更换、解约等手续办理

Chapter seven: Seaman's arrangement, Replacing and Dismiss

1.每批船员在派出前，甲方以传真形式通知乙方所需人数、岗位、启程日期、上船地点及路程安排，乙方应在办妥手续后，迅速通知甲方，由甲方安排船员登船。

1.A should advise B the number of seamen and their post and date of sailing, place of on board and arrangement on the way, B should transact procedure for seamen, and notify A immediately by sending a fax, then A will arrange seamen go on board.

2.甲方在船员派遣 10 天前，需出具船员登船的邀请函和过境担保函。船员到达甲方指定的国家口岸时，由甲方负责办理船员入境手续，办理接机、登船手续，并承担相应费用。

2.A should transact seaman on board invitation and transit visa guarantee ten days prior to the seaman's on board date. When seamen arrive at the port which A requires, A should go through the entry formalities, meet seamen at the airport and transact on board procedure, and bear all the expense.

3.若甲方对乙方派遣船员的工作情况不满意，应及时通知乙方，乙方应及时更换船员，船员遣返费用由甲方负责，乙方派送更换人员的费用由乙方和甲方分担负责。

3.If A was not satisfied with the seamen dispatched by B, A should advise B in time and B should replace the seamen at once, and A bear the expense of repatriating. Both parties should bear all the expense of dispatching a new seaman.

4.乙方船员因工伤、职业限制疾病需要更换时，甲方按所投保的保险规定办理，替换人员登船费用由甲方负责。

4.If seaman was replaced for industrial accident or occupational disease, A should transact procedures for seaman according to the rules of insurance agent which is A's insurance agent . and A bear the expense of replacing the seaman.

5.乙方船员违反船舶停靠国的法律而被遣返者，遣返费及替换船员的费用由乙方负责。

5.In case of seamen of B repatriated for violating the law of berthing country during employment, B should bear the seaman repatriating and replacing expense.

6.乙方船员违反中国外派船员纪律，甲方有权提出更换船员或解除合同，由此产生的费用由乙方负责。

6.A is entitled to seaman's replacing and dismissing when seaman infringes the Chinese Expatriate Shipman's Discipline, B will be charge with the related expenses.

第八条　工资结算、支付方式及乙方管理费

Chapter Eight: Seaman's wage, Way of payment, Expense of B's management

1.船员工资包括：基本工资、加班工资等。上船前 3 个月为试用期，试用期内，服务人员基本工资不低于 250USD，试用期结束后，服务人员基本工资不低于 300USD，从上船之日起至船员下船之日止，按月计算，不足一月按天计算，加班费根据船上有关规定计算，由乙方在船直接发放给船员。船员在船的职位变动，工资、加班费随之变动。

1.Seamen's wage includes: basic salary, overtime, etc. The first third months was probation period, basic salary of attendant wasn't less than 250USD during probation period. After probation period, the basic salary of attendant was no less than 300USD. Seamen's salary is calculated monthly from the day seamen get on board till the day they leave the ship. If it is less than a month, the salary is calculated by day. Overtime is calculated according to the rules of the ship and the payment will change when the seaman's position changes.

2.乙方派送船员的管理费按船员在船基本工资的 10%计算。船员上船时，由甲方先按 10 个月付给乙方，余下根据船员在船的实际工作时间由甲方补付给乙方。

2.The expense of B's management is calculated by 10% of the seamen basic salary. A should pay for B ten months management expense at first before seaman get on board, then A pays the other part of the management expense for B according to practical working time.

第九条　双方责任

Chapter nine: Responsibility of both Parties

1.乙方根据 STCW78/95 公约要求，负责对船员进行专业培训，办理船员服务簿、海员证和出境手续，并向船员收取培训、办证、外派手续费。甲方负责办理船籍国、港口国所需要的有关证书、并承担相应费用。

1. B responsible for seaman's professional training and transacting Seaman's Record Book; Seafarer's passport and exit formalities and take the expense of training, transacting certificates and dispatching from seaman. A should arrange to transacting seaman's on board certificate of ship flag and relevant certificate and bear all the costs.

2.乙方负责配合甲方对船员实施业务训练，提供训练场所，培训教室，甲方协助提供训练器材、教材、聘请教官并承担教官食、宿等一切费用。

2. B responses for carrying out ship's service skill training, providing with training place and classroom. A responses for providing training equipment, books, employing teachers and bearing the expense of teacher's food and lodging.

3.如果乙方船员由于个人原因离船不归，一切责任由船员本人负责，但甲方应向当地移民局报告，并通知当地代理公司协助寻找，同时传真正式通知乙方。若船员无法在规定时间内出现，而受移民局罚款的，其一切费用由船员本人承担，甲方可直接通知乙方从乙方船员押金的款项中扣除。

3.If seamen of B absent on board for personal reason, seaman himself should bear all the responsibility. A should advise local immigration office, and notify the local ship agent to assist to looking for the lost seaman and advise B through sending fax formally. If seamen were published by immigration office for his not appearance in exact time, seaman himself should bear all the forfeit. A advises B to remove the deposit of the seaman.

4.甲方应尊重乙方船员的人格和生活习惯，宗教信仰，保护其人身安全。但乙方船员不得参与境外的任何政治、宗教或团体组织活动。

4.A should respect seaman's personality, customs and religious belief, and protect his life security. Therefore, seaman of B can't participate any activity that was organized by political or religion organization of foreign countries.

第十条 旅费的承担及以外补偿

Chapter ten: Traveling expense and additional compensation

1.甲方应承担乙方船员从厦门到登船国家或地区的全部旅费及入境签证费用。

1. A should bear all the traveling expense from Xiamen to the region or country the seamen go on board and entry visa.

2.乙方船员合同期满，而不愿继续留任者，甲方应在完成最后航次船舶进港后，将其送回国，并负担离船地至厦门的全部费用。

2.Upon the expiration of engagement, if seaman of B doesn't plan to work in the ship, A should send him back after the last time ship put in and bear all the expense from the ship to Xiamen.

3.如果由于甲方的原因，船舶停航、拍卖或较长时间检修，甲方应与船员结清工资，根据实际情况给船员外加一个月工资作为补偿，负责将乙方船员送回厦门港，并负担离船地至厦门的全部旅费。

3.If the ship stops to navigation, auction or overhauling with long period for A's reason, A should settle all the payment and give one month salary for compensation according to practical situation. A should repatriate seamen of B from ship to Xiamen. And A bears all the expense.

4.乙方船员无故离船或其它原因影响工作而被甲方解雇者，其遣送费用全部由乙方船员自行负担，甲方可以通知乙方从船员的押金中扣除。

4.If the seaman absent on board with no reason or dismissed by A for other reason which affects the work, the seaman of B should bear all the expense of repatriating. A should advise B to remove

the expense from deposit of the seaman.

5.如果由于自然灾害、战争、民事暴动、恐怖组织或政府当局的限制造成无法履行协议的，任何一方均可说明理由书面通知对方，经双方商定后终止合同，甲方应与船员结清工资和安排乙方船员安全回国。

5.Owing to natural disaster, wars, civil insurrection, terror organization or restrict of government and authority, the agreement can't be fulfilled, one side could advise the opposing side in written that for the above reason, this contract should be terminated immediately after negotiation. A should be responsible for arranging the salary of the seaman and their safety repatriation.

第十一条 仲裁

Chapter eleven: Arbitration

若甲乙双方在履行本合同过程中发生争议，应本着友好协商的态度解决。若不能解决，则提请中国厦门海事法院诉讼。

All dispute arising from the execution of the agreement shall be settled through friendly consultation. In case no settlement can be reached, the case in dispute shall then be submitted to Xiamen maritime court for arbitration .。

第十二条 其它

Chapter twelve: Other

本合同正式文本中英文对照，一式两份，甲乙双方各执一份，两份合同具有同等法律效力。

本合同如有未尽事宜经双方协商后，可正式提出补充或修改。

The transcript of agreement is Chinese and English bilingual and is in two originals, each party holds one, two originals have equal law effect. This contract can be replenished or revised after negotiation of the two parties.

甲方 :SOPHLEX SHIP MANAGEMENT CO., LTD. PartyA: SOPHLEX SHIP MANAGEMENT co., ltd

乙方：厦门中联洋船员服务有限公司 Party B: Xiamen zhonglianyang seaman service co., ltd

甲方代表(A's representative)：
2005 年 月 日

乙方代表(B's representative)：
2005 年 月 日